UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JUNE 30, 2003


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-19462                  86-0446453
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                     02142
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended, for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated June 30, 2003, announcing that it has entered into an agreement for a series C convertible preferred stock financing by means of a private placement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.

     Exhibit No.      Description
     -----------      -----------

        99.1          Press release dated June 30, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARTISOFT, INC.

                                       By: /s/ Duncan G. Perry
                                           -------------------------------------
                                       Name:  Duncan G. Perry
Date: June 30, 2003                    Title: Chief Financial Officer

                                  EXHIBIT INDEX


     EXHIBIT NO.     DESCRIPTION
     -----------     -----------

        99.1         Press release dated June 30, 2003